Exhibit 99.1

Investor Presentation September 2023 1

2 The information in this presentation is provided to you by LiveOne, Inc . (the “Company” or “LiveOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else . By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation . By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations . No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation . The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified . By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials . This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results . All statements other than statements of historical facts contained in this press release are "forward - looking statements," which may often, but not always, be identified by the use of such words as "may," "might," "will," "will likely result," "would," "should," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "continue," "target" or the negative of such terms or other similar expressions . These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including : the Company's reliance on one key customer for a substantial percentage of its revenue ; the Company's ability to consummate any proposed financing, acquisition, spin - out, special dividend, merger, distribution or transaction, including the proposed special dividend and spin - out of PodcastOne and the Company’s pay - per - view business and the proposed merger of Slacker with Roth CH Acquisition V Co . , the timing of the consummation of any such proposed event, including the risks that a condition to the consummation of any such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, spin - out, merger, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value ; PodcastOne's or Slacker’s ability to list on a national exchange ; the Company's ability to continue as a going concern ; the Company's ability to attract, maintain and increase the number of its users and paid members ; the Company identifying, acquiring, securing and developing content ; the Company's intent to repurchase shares of its common stock from time to time under its announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program ; the Company's ability to maintain compliance with certain financial and other covenants ; the Company successfully implementing its growth strategy, including relating to its technology platforms and applications ; management's relationships with industry stakeholders ; the effects of the global Covid - 19 pandemic ; uncertain and unfavorable outcomes in legal proceedings ; changes in economic conditions ; competition ; risks and uncertainties applicable to the businesses of the Company's subsidiaries ; and other risks, uncertainties and factors including, but not limited to, those described in the Company's Annual Report on Form 10 - K for the fiscal year ended March 31 , 2023 , filed with the U . S . Securities and Exchange Commission (the "SEC") on June 29 , 2023 , Quarterly Report on Form 10 - Q for the fiscal quarter ended June 30 , 2023 , filed with the SEC on August 15 , 2023 , and in the Company's other filings and submissions with the SEC . These forward - looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements, except as may be required by law . The Company intends that all forward - looking statements be subject to the safe - harbor provisions of the Private Securities Litigation Reform Act of 1995 . This presentation speaks as of September 20 , 2023 . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . Legal Disclaimer

An award - winning, creator - first, music, entertainment and technology platform focused on delivering premium experiences and content worldwide through memberships and live and virtual events. 3 We give fans, brands, and bands the best seat in the house Listen Watch A ttend Engage Transact AT A GLANCE…

Financial Highlights LIVEONE, INC. ANNUAL REVENUE (Fiscal Year ends March 31st) 2018 - $7.2M 2019 - $33.7M 2020 - $38.7M 2021 - $65.2M 2022 - $117M 2023 - $99.6M 2024 - $123M - $130M* At the recent LiveOne stock price of $1.07 per share ($97M Market Capitalization) LiveOne shares trade at: 7X Expected Fiscal Year 2024 Adjusted EBITDA** at the midpoint ($14M) 4 • Reported Q1 FY2024 (ended 6/30/2023) Consolidated Revenue of $27.8M and Adjusted EBITDA** of $2.2M • Raised F ull FY2024 (ending 3/21/2024) Guidance for Consolidated Revenue of $123M - $130M and Adjusted EBITDA** of $12M - $16M • Audio Division (Slacker and PodcastOne) Reported Q1 FY2024 Revenue of $25.7M and Adjusted EBITDA** of $4.9M • Audio Division Full Fiscal 2024 Guidance for Revenue of $95M - $105M and Adjusted EBITDA** of $18M - $21M • Record Consolidated Adjusted EBITDA** of $10.9M for Full FY2023 – a $24.4M Improvement – Revenue of $99.6M • Cash and Cash Equivalents on hand at August 16, 2023 was $9 million and short - term assets of $27 million • Repurchased 3.2 million shares of common stock under its Share Stock Repurchase Program as of September 13, 2023, leaving capacity to repurchase an additional $4.75M worth of shares • Shares of common stock outstanding as of August 10, 2023 was 90.2 million • Analyst Coverage: ROTH, Ladenburg, and Alliance Global Partners * Based on full - year fiscal 2024 guidance ** See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases

5 Complementary Portfolio of Subsidiaries and Brands PPV ONE LiveOne intends to spin - out its existing Slacker Radio and PPVOne (Pay - Per - View) businesses as separate public companies and plans to distribute a portion of the new companies' equity to LiveOne's stockholders, in each case subject to obtaining applicable approvals and consents and compliance with applicable rules and regulations and public market trading and listing requirements.

LiveOne's Model Addresses Six Large Market Verticals

- Over 660 million paid music subscribers globally in 2023 – estimated to grow to 1.1 billion by 2030
- 177 million listen to podcasts
- Podcast ad spend to exceed $2B in 2026

MUSIC SUBSCRIPTIONS


2023
660 Million
2030
1.1 Billion
Over 6.8 billion smartphone users projected globally by this year

PODCASTS


43% of podcast listeners agree that ads on this media make them more likely to purchase products/services advertised

LIVESTREAM


Global video streaming market expected to be $252B by 2029
Users watch live video 3x longer and comment 10x more than recorded footage

MERCHANDISE


Global licensed merchandise market expected to reach $500B by 2030

MUSIC PUBLISHING


Music publishing is valued at $6.4B and is expected to grow at a CAGR of 5.8% to $9.2B in next five years.

PPV


The global live streaming pay-per-view market is expected to expand at a CAGR of 15% from 2020 to 2027, reaching $2.3 billion by 2027.

Source: Houlihan Lokey, MRI-Simmons, IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statista, Nielsen, Broker research, Grand View Resource, Morder Intelligence

LIVEONE 6

Freemium Membership Content Paired with Distribution Platform

6.6B+
Audio Listens since 01/01/20

2,900+
Artists Streamed since 01/01/20

148
Livestreamed Music Events since 04/01/21



Festivals & Live Streams
Reach & Platform
Original Content
Membership Plans from $0 to $9.99 Per Month

220+
Countries and territories by Live Music Streaming

334M+
Livestream views

~3.3M
Free and Paid Members[1]
(9/14/23)

~2.4M
Paid Members[1]

880K+
Free Ad-Supported Members

2,200+
Hours of Live Music since 01/01/20

Platforms

O&O	TikTok
Tesla	Twitter
STIRR	Instagram
YouTube	Facebook

PodcastOne

Over 300 exclusive shows with over 2.4+ billion podcast downloads annually across – 350+ hours distributed weekly

[1] See the Company's press release dated September 14, 2023

LIVEXONE 7

Growing Library of Franchises 8 Highly - rated Originals Podcasts Partnerships ContentOne studio to develop and distribute new originals and tentpole events across the platform

LiveOne’s Slacker Radio is a membership music streaming service offering songs and access to expertly crafted stations, podcasts from PodcastOne, livestreamed video and on - demand programming, and livestreamed festivals, concerts and pay - per - view (PPV) events • Slacker and Roth CH Acquisition V Co. (Nasdaq: ROCL) Announced in April 2023 a Letter of Intent to Merge – Deal is Expected to Value Slacker at $160 Million Pre - Money • As of 9/14/23, Total Members (paid and free ad - supported) have reached ~3.3M, including ~2.4M Paid Members. Paid Members increased 684K, or 40% over the prior year. 1 • Nearly all new Tesla EVs sold in the U.S. come with a paid membership to LiveOne’s Slacker which is paid by Tesla. Tesla's annual agreement with Slacker was recently renewed for the 9th consecutive year. • Slacker Radio added 306K new Tesla Paid Members since April ‘23 – a 30 % year - over - year increase. 1 • LiveOne Raised guidance to 800K - 825K new paid members this fiscal year at an ARPU of $3+ per month. 1 • Ranked as the best quality music app and “Editor’s Choice” by PC Magazine, outpacing better known brands such as Spotify and SiriusXM. • Blends a team of forward - thinking music curators and content programmers with cutting edge analytics which provide a seamless music discovery. • Estimated music subscription global TAM currently at over 660 million music subscribers - estimated to grow to 1.1 billion by 2030. 2 30M+ Songs in catalogue 500+ Expertly crafted stations, podcasts, concerts, PPV events 6.6B+ Audio Listens since 01/01/20 81B+ Audio listens since inception ~2.4M+ 1 Paid Members (9/14/2023) 85+ Automobiles partnerships for in - built music streaming $ 9 1 See the Company's press release dated September 14, 2023 2 Houlihan Lokey Fall 2023 Report

OVERVIEW

PodcastOne (Nasdaq: PODC) is a leading advertiser-supported podcast company offering a 360-degree solution for both content creators and advertisers.

350+
Episodes Produced Weekly

44M+
(IAB) Monthly Downloads

600M+
Annual Downloads

200+
Advertisers

#10
Rank on Podtrac's Top Podcast Publishers

6.5M+
Monthly Unique Listeners

KEY PodcastOne UPDATES

- Shares of PodcastOne ("PODC") common stock began trading on Nasdaq under the symbol "PODC" on September 8, 2023.
- LiveOne owns ~80% of PODC's common stock and will continue to consolidate PODC's financial results.
- PODC raised proforma revenue guidance for FY 2024 to $47-$51M with Operating Adjusted EBITDA of $4 - $5M.[1]
- PODC delivered record Q1 FY 2024 Revenue of $10.6M and Raised Guidance for FY 2024 Revenue to Between $42M - $47M.
- PODC was 10th in PODTRAC's Podcast Industry Top Publishers Rankings for August 2023.
- PODC recently renewed its top tier shows with over one billion downloads, including *The Adam Carolla Podcast, The Jordan Harbinger Show, LADYGANG, Off The Vine with Kaitlyn Bristowe*, and *Court Junkies.*
- PODC is now featured in over 1 million Tesla cars.
- As of 9/8/2023, PODC had ~22.9M common shares outstanding.

INDUSTRY STATS

- 177M people listen to podcasts
- Analysts predict podcast ad spending to exceed $2 Billion in 2026
- 67% of podcast audience feel close to the hosts of podcasts
- 61% consider podcasts as part of their daily routine

[1] See LiveOne's press release dated September 8, 2023

LIVEONE 10

11 TOP SHOWS & ADVERTISERS

PPVOne Business Model

- PPVOne's Business Model Leverages LiveOne's **existing proprietary tech stack and expertise** with more than seven years of livestreaming experience and scalable product.
- Direct to consumer billing relationship enhances both PPVOne and LiveOne's flywheels for **increased monetization opportunities**. Expands far beyond just PPV ticket transactions to include **music subscriptions, virtual meet and greets/VIP access, merchandise and NFT e-commerce offerings and virtual tipping**.
- Leveraging's LiveOne's **marketing engine** with in-app messaging, social media, paid marketing program, email blasts to our fan database of 38M+ music fans; promoted across our LiveOne platform and partner network.
- **Leveraging relationships** with thousands of possible PPV entertainers and personalities through ongoing business activities of LiveOne.
- Strong connection between PPV participants and social followers enables for a stronger business model through lower marketing spend as **artists and talent actively promote PPV events directly to their social media resulting** in lower customer acquisition costs.
- PPVOne's execution **capabilities are turnkey** ranging from artist/talent signings, event marketing, sponsorship/advertising monetization, event production, digital and linear distribution through to settlement.

*Since inception

PPV EVENTS TO DATE

126+
PPV EVENTS*

217K+
TICKETS SOLD*

REVENUE SOURCES

- PPV Ticket Sales with Revenue Share
- Sponsorship and Advertising/Product Placement
- VIP Exclusive Upgrade Options
- Digital Meet and Greet Opportunities
- NFTs and E-Commerce
- Artist Merchandise Sales
- In-App Purchases

LIVEONE
12

13 • Acquired in December 2020 • Direct - to - consumer eCommerce merchandise platform • Create, manufacture and distribute unique and limited - edition personalized clothing, jewelry, toys as well as virtual goods • Partners with artists and stars from the music, podcast and entertainment industry with massive social media and marketing re ach • Provides monetization opportunities for both LiveOne and artists $11M CPS Fiscal Year 2023 Revenue $400B Expected global licensed merchandise market in 2023

Unrivaled Capabilities Across Audio, Video, and Live Events

		Audio streaming							Live music streaming				Music events	
		LiveXOne	Spotify	SiriusXM pandora	DEEZER	amazon music	Music	Music	iHeart MEDIA	melody VR napster	BOILER ROOM	nugs.net	STAGEIT	LIVE NATION	AEG eventim
Audio streaming	Ad-supported	✓	✓	✓	✓	✓	✓	✓	✓	✓	✗	✗	✗	✗	✗
	Subscription	✓	✓	✓	✓	✓	✓	✓	✓	✓	✗	✓	✗	✗	✗
	Podcasts	✓	✓	✓	✓	✓	✓	✓	✓	✗	✗	✗	✗	✗	✗
Video streaming	Originals	✓	✗	✗	✗	✗	✗	✗	✗	✓	✗	✗	✗	✗	✗
	Live video streaming	✓	✗	✗	✗	✗	✗	✗	✗	✓	✓	✓	✗	✗	✗
	Ticketed show	✓	✗	✗	✗	✗	✗	✗	✗	✓	✓	✗	✓	✓	✗
	Linear / OTT channels	✓	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗
	Live events	✓	✗	✗	✗	✗	✗	✗	✓	✗	✓	✗	✗	✓	✓
	Merchandise	✓	✗	✗	✗	✗	✗	✗	✗	✗	✓	✗	✗	✓	✓

Sources: Company filings, Company websites

LIVEXONE 14

Global Network of Distribution and Channel Partners 15 Desktop Mobile OTT Over 220 countries reached by Live Music Streaming

Management Team



Robert Ellin
Chairman & CEO

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital



Aaron Sullivan
VP, Interim CFO

Seasoned executive with extensive financial, mergers and acquisitions and operational experience in managing and scaling organizations, as well with financial reporting and internal controls.



Kit Gray
President PodcastOne (Nasdaq: PODC)

Founded PodcastOne 10 years ago. 20+ years audio experience. Selected to 22 Top Influencers in Podcasting (Podcast Magazine 2022)



Sue McNamara
Chief Revenue Officer PodcastOne (Nasdaq: PODC)

20+ years in Radio & Podcast Sales. Formerly CBS Radio's Senior Vide President of Advertising Sales



Brad Konkol
Head of Slacker Radio

20+ years experience leading content & tech companies. Joined Slacker in 2015. Has led product and engineering teams at LiveOne through the launch of several applications.



John Semmelhack
President, CPS

30+ years leading direct marketing companies. Founded Custom Personalization 10 years ago.



Josh Hallbauer
Head of Music Publishing

10+ years in the music industry working with such stars as Justin Bieber, Selena Gomez, John Legend, DJ Snake and Anitta.



Aiden Crotinger
Head of Drumify & Splitmind

Founded Drumify in 2019 . Curated and placed songs for artist like Drake and Anuel AA.

LIVEONE 16

Distinguished Board of Directors and Advisors with Industry Experience

Distinguished & Experienced Board of Directors



Ramin Arani
Independent Director

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network



Patrick Wachsberger
Independent Director

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films



Kenneth Solomon
Independent Director

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV



Craig Foster
Independent Director

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.



Jay Krigsman
Independent Director

Executive Vice President and Asset Manager of The Krausz Companies



Bridget Baker
Independent Director

Former President of Content and TV Network Distribution of Comcast and NBCUniversal



Kris Wright
Independent Director

Vice President, Jordan Footwear, Product & Merchandising at Nike

Strong Suite of Formal Advisors



Steven Bornstein
Former CEO of ESPN and NFL Network



Jason Flom
CEO of Lava Records



Chris McGurk
Former CEO of MGM and Universal Pictures



Roger Werner
Former CEO and President of ESPN and Speedvision



Jules Haimovitz
Former President of Viacom and founder of Showtime

LIVEXONE 17

Investment Highlights Multiple membership records as total members grew to ~3.3M with ~2.4M paid members at 9/14/23. Paid Members increased 684K, or 40% Year - Over - Year** Tesla is Largest Customer as Nearly Every New Tesla Sold in U.S. Comes with a LiveOne Membership Paid by Tesla 18 3 5 7 24.5% Institutional Ownership at 6/29/2023, with Fidelity owning 6.9 million shares. -- In addition, insiders own 20% of all shares. Reported Q1 Fiscal Year 2024 (ended 6/30/2023) Consolidated Revenue of $27.8M and Adjusted EBITDA* of $2.2M 1 2 8 LiveOne Increased its Share Buyback to $8.5M, Having Repurchased 3.2M Shares, Leaving $4.75M Capacity to Repurchase an Additional Shares 4 Full - Year Fiscal 2024 (ending 3/21/2024) Guidance for Consolidated Revenue of $123M - $130M and Adjusted EBITDA* of $12M - $16M 6 LiveOne Posted Record Consolidated Adjusted EBITDA* of $10.9M for Full - Year Fiscal 2023 (ended 3/31/2023) – a $24.4M Improvement * See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases **See the Company’s press release dated September 14, 2023 regarding Paid Members Completed Spinout of PodcastOne (Nasdaq: PODC) as a Separate Public Company with Special Dividend of PodcastOne Shares to LiveOne Shareholders

NASDAQ: LVO | IR@LIVEONE.COM